UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 9, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On September 9, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended August 31, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.10)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: September 9, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.10	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended August 31, 2003.

Exhibit 99.10

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS AUGUST OPERATIONAL DATA

-- SERVICING PORTFOLIO REACHES A NEW MILESTONE AT $592 BILLION --

-- RISE IN INTEREST RATES TEMPERS PRODUCTION-RELATED RESULTS AS EXPECTED --

-- COMPANY PREPARED FOR TRANSITION TO POST-BOOM ENVIRONMENT --

CALABASAS, CA (September 9, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended August 31, 2003. Operational highlights for August included the following:

  The servicing portfolio continued its uninterrupted climb, reaching a new high of $592 billion, an increase of $140 billion since the beginning of the year, and more than 50 percent higher than August 2002.
  Average daily application volume was $1.8 billion, an increase of 7 percent over August 2002.
  Loan fundings of $41 billion were 93 percent higher than August 2002. Year-to-date volume for eight months marked an all-time high of $325 billion, $74 billion more than the total fundings produced in calendar 2002.
  Monthly purchase fundings rose 51 percent over August 2002 to $13 billion, while year-to-date volume of $83 billion has nearly reached the $86 billion produced in all of 2002.
  The mortgage pipeline declined from last month to $54 billion, but remains 27 percent higher than the prior year period.
  Securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, totaled $256 billion, up 45 percent over August 2002. Year-to-date trading volume surpassed $2 trillion, exceeding calendar 2002 results.
  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose to $15 billion, an increase of 7 percent from last month and nearly 300 percent more than August 2002.
  Net earned premiums at the Insurance carriers -- Balboa Life & Casualty and Balboa Reinsurance -- rose 29 percent over last year to $66 million.

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2-2-2

  Sub-servicing volume at Global Home Loans now stands at $90 billion, up 53 percent from $59 billion in August 2002.

“Interest rates have increased roughly 130 basis points since reaching historic lows in mid-June, signaling the apparent end of this unprecedented refinance boom,” said Stanford L. Kurland, Chief Operating Officer. “Countrywide has excelled in capitalizing upon the opportunities presented during this refi boom to increase market share, expand our Diversified Businesses and produce record financial performance. Simultaneously, we have remained focused on building a platform designed to generate core growth in a post-refi boom environment.

“In our Mortgage Banking segment, our growth strategies are tied to the stable core elements of the mortgage market,” Kurland explained. “Total mortgage debt outstanding, which represents the loan servicing market, has grown at a 10 percent compound annual growth rate for the past 30 years. The production market is estimated to ‘normalize’ at $1.5 trillion, a level that is significantly higher than prior post-boom periods and is expected to include over $1 trillion in purchase originations. Our production strategies are focused on penetrating the purchase market through defined, proactive strategies in each origination channel, as well as through greater emphasis on loan products structured to make the home buying process more affordable in a rising rate environment, such as adjustable rate mortgages. Taking into account these factors, our goal is to double our production market share by 2008, which we expect would in turn drive the servicing portfolio to $1.5 trillion over the same time frame.

“While our long-term focus will be on growth, the nearer term will require us to adjust to the smaller originations market,” Kurland continued. “Our strategic emphasis on creating a variable cost structure through use of temporary personnel and a commission-based sales force is expected to facilitate a smooth transition to the post-boom environment.

“In our Diversified Businesses, earnings are expected to expand collectively at a faster pace than those of Mortgage Banking,” Kurland continued. “The Bank will play a prominent role driven by continued, prudent asset growth. In our Capital Markets segment, our broker-dealer is today a niche-player with significant opportunities available through the expansion of trading products -- including the trading of U.S. Treasury securities -- and sales efforts aimed at penetrating institutional investors. And Insurance

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3-3-3

activities continue to grow, evidenced by the 28 percent year-over-year rise in pre-tax earnings for the first half of 2003.

“The opportunities for long-term growth are excellent,” Kurland concluded. “Mortgage Banking is a vibrant, steady-growth industry, wherein core earnings opportunities in a normal market environment continue to expand. And our Diversified Businesses are today well-established, with significant expansion opportunities. Overall, Countrywide is well-positioned, not only for the near-term but for the long-term as well.”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                      August             August
                                                       2003               2002              Year-to-Date
                                                   --------------     --------------     -------------------

MORTGAGE BANKING
----------------
Production
Average Daily Loan Applications                           $1,808             $1,695                  $2,494
Total Mortgage Loan Pipeline (loans in process)          $53,576            $42,122

Consumer Markets Divisions' Fundings                     $12,283             $5,981                 $79,937
Wholesale Lending Division Fundings                        7,222              6,119                  69,717
Correspondent Lending Division Fundings                   17,870              8,491                 152,827
Capital Markets Fundings                                   2,059                541                  14,502
Treasury Bank Fundings (2)                                 1,541                 58                   8,444
                                                   -------------- --- --------------     -------------------
Total Loan Fundings                                      $40,975            $21,190                $325,427

Purchase Fundings (3)                                    $12,571             $8,305                 $82,728
Non-purchase Fundings (3)                                $28,404            $12,885                $242,699

Home Equity Fundings                                      $1,766             $1,028                 $11,324
Subprime Fundings                                         $1,654               $709                 $10,959

Loan Closing Services (units)
Credit Reports                                           492,787            475,013               4,692,246
Flood Determinations                                     234,552            224,272               2,299,034
Appraisals                                                60,025             46,962                 484,691
Automated Property Valuation Services                    349,978            240,919               2,575,076
Other                                                     12,566             10,331                  98,921
                                                   -------------- --- --------------     -------------------
Total Units                                            1,149,908            997,497              10,149,968

Servicing (4)
Volume                                                  $591,905           $393,377
Units                                                  4,760,141          3,626,498
Prepayments in Full                                      $25,236            $11,357                $177,656
Bulk Servicing Acquisitions                                 $341                $57                  $3,319
Portfolio Delinquency (%) - CHL (5)                        3.77%              4.47%
Foreclosures Pending (%) - CHL (5)                         0.46%              0.55%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                            August           August
                                             2003             2002            Year-to-Date
                                          ------------    --------------    -----------------

INSURANCE
---------
Net Premiums Earned
Carrier                                           $55               $44                 $389
Reinsurance                                       $11                $7                  $81

CAPITAL MARKETS
---------------
Securities Trading Volume (6)                $255,513          $176,573           $2,034,155

BANKING
-------
Assets held by Treasury Bank (billions)         $15.1              $3.8

Global Home Loans
-----------------
GHL Subservicing Volume (billions)                $90               $59

Working Days                                       21                22                  168
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                 YTD
                                           Aug-02    Sep-02    Oct-02    Nov-02    Dec-02    Jan-03  Feb-03    Mar-03    Apr-03    May-03    Jun-03   Jul-03     Aug-03         Total
                                           ------    ------    ------    ------    ------    ------  ------    ------    ------    ------    ------   ------     ------         -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                              22        20        23        20         21      21       19        21        22        21        21       22          21            168
      Average Daily Applications            $1,695    $2,062    $1,962    $2,196     $1,870  $2,001   $2,192    $2,687    $2,286    $3,190    $3,243   $2,529      $1,808         $2,494
      Mortgage Loan Pipeline
(loans-in-process)                         $42,122   $51,259   $51,816   $54,776    $49,121  $48,218 $49,347   $59,005   $56,516   $74,086   $82,490  $70,377     $53,576

      Consumer Markets Divisions'
Fundings                                    $5,981    $6,810    $8,294    $7,714     $8,190  $7,284   $7,273    $8,971   $10,251    $9,486   $11,478  $12,911     $12,283        $79,937
      Wholesale Lending Division
Fundings                                    $6,119    $6,788    $8,175    $7,546     $8,351  $7,508   $6,841    $8,896    $9,721    $8,481   $10,517  $10,531      $7,222        $69,717
      Correspondent Lending Division
Fundings                                    $8,491   $10,981   $16,781   $15,327    $17,613  $17,489 $15,203   $17,130   $19,644   $18,484   $22,749  $24,258     $17,870       $152,827
      Capital Markets Fundings                $541      $665    $1,264    $1,449       $903  $1,120   $1,040    $1,914    $1,357    $1,897    $2,231   $2,884      $2,059        $14,502
      Treasury Bank Fundings (1)               $58       $77      $146      $174       $176    $274     $516      $944    $1,277    $1,174    $1,463   $1,255      $1,541         $8,444
                                          --------- --------- --------- --------- ---------- ------- -------- --------- --------- --------- --------- -------- -----------    -----------
          Total Loan Fundings              $21,190   $25,321   $34,660   $32,210    $35,233  $33,675 $30,873   $37,855   $42,250   $39,522   $48,438  $51,839     $40,975       $325,427

      Purchase Fundings (2)                 $8,305    $7,760    $9,388    $7,749     $8,757  $7,766   $6,629    $9,513    $9,576   $10,183   $13,138  $13,352     $12,571        $82,728
      Non-purchase Fundings (2)            $12,885   $17,561   $25,272   $24,461    $26,476  $25,909 $24,244   $28,342   $32,674   $29,339   $35,300  $38,487     $28,404       $242,699

      Government Fundings                   $1,553    $1,682    $2,139    $1,865     $1,977  $1,683   $1,614    $1,984    $2,296    $2,251    $2,700   $2,790      $2,505        $17,823
      ARM Fundings                          $3,494    $3,436    $3,777    $3,771     $4,223  $3,976   $4,018    $5,839    $6,739    $6,369    $7,376   $8,573      $9,942        $52,832
      Home Equity Fundings                  $1,028    $1,012    $1,121    $1,065     $1,167  $1,106   $1,096    $1,280    $1,445    $1,375    $1,555   $1,701      $1,766        $11,324
      Subprime Fundings                       $709      $962    $1,002    $1,032     $1,169  $1,114     $901    $1,308    $1,208    $1,608    $1,440   $1,726      $1,654        $10,959

    Loan Closing Services (units):
      Credit Reports                       475,013   469,839   514,394   437,052    385,059  507,283 473,292   611,346   583,797   696,983   701,809  624,949     492,787      4,692,246
      Flood Determinations                 224,272   239,160   265,712   237,244    221,390  258,705 249,014   286,471   271,860   330,951   359,226  308,255     234,552      2,299,034
      Appraisals                            46,962    48,213    60,342    52,369     51,813  52,008   48,472    63,395    61,060    60,867    70,187   68,677      60,025        484,691
      Automated Property Valuation
Services                                   240,919   238,522   308,463   260,655    202,529  164,795 177,317   324,231   331,797   412,313   397,954  416,691     349,978      2,575,076
      Other                                 10,331    10,237    13,326    11,860     14,094  12,302   11,856    13,096    12,494    12,275    11,541   12,791      12,566         98,921
                                          --------- --------- --------- --------- ---------- ------- -------- --------- --------- --------- --------- -------- -----------    -----------
                                           997,497  1,005,971 1,162,237  999,180    874,885  995,093 959,951  1,298,539 1,261,008 1,513,389 1,540,717 1,431,363 1,149,908     10,149,968
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                 YTD
                                       Aug-02    Sep-02     Oct-02     Nov-02     Dec-02    Jan-03    Feb-03     Mar-03     Apr-03    May-03    Jun-03     Jul-03    Aug-03     Total
                                       ------    ------     ------     ------     ------    ------    ------     ------     ------    ------    ------     ------    ------     -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                          $393,377   $406,011   $421,720   $435,331   $452,405  $469,152  $484,193   $502,079  $519,872  $537,198   $559,124  $576,670  $591,905
      Units                           3,626,498 3,706,320  3,795,952  3,870,047  3,970,896  4,071,4134,164,020  4,265,322  4,369,450 4,467,789 4,587,387  4,678,947 4,760,141

      Subservicing Volume (4)          $10,897    $11,031    $11,101    $11,284    $11,138  $10,998    $11,040    $10,957   $11,464   $11,739    $11,518   $11,645   $11,483

      Prepayments in Full              $11,357    $12,819    $18,281    $16,913    $16,788  $15,568    $15,896    $18,588   $23,689   $21,249    $24,069   $33,361   $25,236   $177,656

      Bulk Servicing Acquisitions          $57       $722       $293       $747       $102     $685       $713       $180      $386      $348       $321      $345      $341     $3,319

      Portfolio Delinquency - CHL        4.47%      4.64%      4.42%      4.57%      4.62%    4.24%      4.11%      3.77%     3.82%     3.82%      3.79%     3.78%     3.77%
      Foreclosures Pending - CHL (5)     0.55%      0.54%      0.56%      0.57%      0.55%    0.55%      0.57%      0.53%     0.50%     0.49%      0.47%     0.46%     0.46%

INSURANCE
---------
  Net Premiums Earned
    Carrier                                $44        $42        $47        $43        $49      $51        $44        $48       $40       $50        $47       $54       $55       $389
    Reinsurance                             $7         $8         $8         $9         $8       $9         $9        $10       $10       $11        $10       $11       $11        $81

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)     $176,573   $206,263   $233,930   $196,180   $178,588  $212,338  $186,263   $241,436  $238,706  $278,016   $295,132  $326,751  $255,513  $2,034,155

BANKING
-------
    Assets held by Treasury Bank
(billions)                                $3.8       $4.5       $5.0       $5.3       $5.1     $6.5       $7.3       $8.9     $10.1     $11.8      $13.1     $14.1     $15.1

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                 $59        $60        $60        $80        $80      $92        $90        $90       $91       $94        $95       $93       $90

Workforce Head Count: (7)
    Loan Originations                   12,246     13,267     14,321     15,027     15,507   15,887     16,351     17,074    17,941    18,575     19,780    20,903    20,447
    Loan Servicing                       4,858      4,834      4,931      5,036      5,154    5,217      5,350      5,555     5,774     5,821      5,874     6,003     6,002
    Loan Closing Services                  870        932      1,018      1,038      1,042    1,042      1,023      1,032     1,052     1,072      1,090     1,115     1,065
    Insurance                            1,741      1,728      1,684      1,672      1,625    1,699      1,682      1,694     1,713     1,740      1,738     1,819     1,851
    Capital Markets                        351        356        356        364        369      376        381        388       391       402        420       429       440
    Global Operations                    1,382      1,326      1,367      1,356      2,171    2,177      2,169      2,120     2,069     1,999      1,928     1,898     1,897
    Banking                                352        474        531        546        554      663        680        749       779       775        822       876       808
    Corporate Overhead & Other           2,649      2,710      2,765      2,837      2,850    2,812      2,844      2,927     2,990     3,038      3,126     3,270     3,238
                                      --------- ---------- ---------- ---------- ---------- -------- ---------- ---------- --------- --------- ---------- --------- ---------
                                        24,449     25,627     26,973     27,876     29,272   29,873     30,480     31,539    32,709    33,422     34,778    36,313    35,748
                                      ========= ========== ========== ========== ========== ======== ========== ========== ========= ========= ========== ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.